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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 29, 2005
                                                  -----------------


                             ABERCROMBIE & FITCH CO.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       001-12107                31-1469076
       --------------                  ------------             --------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

                     6301 Fitch Path, New Albany, Ohio 43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.
     and
Item 7.01. Regulation FD Disclosure.

     On August 29, 2005, Abercrombie & Fitch Co. (the "Registrant") issued a news release reporting net sales and comparable store sales for the four-week period ended August 27, 2005 and net sales and comparable store sales for the fiscal year-to-date. A copy of the August 29, 2005 news release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers.

On August 29, 2005, the Registrant announced that Robert S. Singer, President and Chief Operating Officer, would be leaving the Registrant, effective
August 31, 2005. The Registrant has initiated a search for a successor to Mr. Singer. In the interim, John W. Lough, Executive Vice President of Logistics and Store Operations, and Michael W. Kramer, Senior Vice President and Chief Financial Officer, will assume Mr. Singer's responsibilities. The Registrant and Mr. Singer are currently negotiating the terms of a severance agreement.



Item 9.01. Financial Statements and Exhibits.

           (a) and (b) Not applicable.

           (c) Exhibits:

           The following exhibit is furnished with this Current Report on Form 8-K:

               Exhibit No.      Description
               -----------      -----------

                  99.1          News Release issued by Abercrombie & Fitch Co.
                                on August 29, 2005





                  [Remainder of page intentionally left blank;
                         signatures on following page.]



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ABERCROMBIE & FITCH CO.


Dated:  August 29, 2005                      By: /s/ Michael W. Kramer
                                                 --------------------------
                                                 Michael W. Kramer
                                                 Senior Vice President and
                                                 Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.     Description
-----------     -----------

   99.1         News Release issued by Abercrombie & Fitch Co. on
                August 29, 2005



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